DISTRIBUTIONS	12 Months Ended
Dec. 31, 2019
Distributions [Abstract]
DISTRIBUTIONS
DISTRIBUTIONS
For the year ended December 31, 2019, distributions to partnership unitholders were $820 million or $2.01 per unit (2018: $742 million or $1.88 per unit, 2017: $651 million or $1.74 per unit). Additionally, incentive distributions were made to the special general partner of $158 million (2018: $136 million, 2017: $113 million).
On February 7, 2020, the board of directors of our General Partner approved a 7% increase in our annual distributions to $2.15 per unit, or $0.5375 per unit quarterly, payable on March 31, 2020 to unitholders on record as of the close of business on February 28, 2020.
For the year ended December 31, 2019, our partnership declared preferred unit distributions of $49 million or $0.98 per preferred unit on a prorated basis (2018: $41 million, 2017: $30 million).